Exhibit 10.3
Amended and Restated Lock-Up Agreement
                    , 2007
Immunosyn Corporation
4225 Executive Square, Suite 260
La Jolla, California 92037
     Re: Offering of Common Stock
Dear Sirs:
     In order to induce Immunosyn Corporation, a Delaware corporation (the “Company”), to register my shares of the Company’s Common stock, par value $0.0001 per share (“Common Stock”), the undersigned hereby agrees that for a period of twelve (12) months following the effective date of the prospectus (the “Prospectus”) filed by the Company with the Securities and Exchange Commission in connection with such offering, the undersigned will not, without the prior written consent of the Company, directly or indirectly:
     (i) offer, sell, assign, transfer, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise dispose of, any shares of Common Stock including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time, or securities convertible into or exercisable or exchangeable for Common Stock (collectively, the “Shares”),
     (ii) enter into any swap, hedge or similar agreement or arrangement that transfers to another, in whole or in part, any of the economic risk of ownership of the Shares, or
     (iii) engage in any short selling of the Shares.
Nothing contained herein will be deemed to restrict or prohibit the transfer of the Shares (i) as a bona fide gift, provided the recipient thereof agrees in writing to be bound by the terms thereof (ii) as a distribution to partners, retired partners or the estates of such partners or retired partners of shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms thereof, (iii) as a transfer into a revocable trust pursuant to the transferor’s estate plan, provided the trustee agrees on behalf of all beneficiaries of the trust that they shall be bound by the terms of this agreement.
     Any person to whom the Shares are transferred from the undersigned from and after the date hereof shall be bound by the terms of this Agreement.
     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Shares.
Shareholder’s Initials

     The undersigned understands that the Company is relying upon this Agreement in proceeding towards registration of my Shares. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
     Notwithstanding the foregoing, the Company will use reasonable efforts to arrange for a registered broker dealer to act as an agent (the “Agent”) for all shareholders who execute this Agreement (collectively “Selling Shareholders”), for the sale of their Shares unrestricted by this Agreement during the lock-up period, on the following terms and conditions:
     1) During the lock-up period, Selling Shareholders may submit one or more limit orders to the Agent for sales of their Shares at prices designated by the Selling Shareholder. Such orders shall be deemed “good until cancelled.”
     2) The Agent will have sole discretion to determine at all times whether there is sufficient market support for any sales by the Selling Shareholders within their limit orders.
     3) If the Agent determines there is sufficient market interest, the Agent will attempt to execute the Selling Shareholders’ orders.
     4) If there is insufficient market interest in all of the Selling Shareholders’ Shares within a specific limit, the Agent will allocate the number of Shares sold among all of the Selling Shareholders on a proportionate basis in accordance with the number of each Selling Shareholder’s Shares offered at or above this limit.
     5) At any time during the lock-up the Company may declare a hold on the selling of all Shares by the Selling Shareholders provided such hold shall apply to all Selling Shareholders.
     The following parties and transactions shall not be subject to this Agreement:
     (i) the sale or transfers by Argyll Biotechnologies LLC; or
     (ii) sales or transfers by Argyll Equities LLC.
     The Selling Shareholder further agrees to execute any additional documents that the Company deems necessary to implement the transactions contemplated by this Agreement.
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Shareholder’s Initials

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